QUANTUM Q2 2024 Investor Presentation

FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10- K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law. COPYRIGHT © D-WAVE 2

D-WAVE AT A GLANCE

ESTABLISHED PRODUCT PORTFOLIO:

- World's largest Quantum Computer
- Accessible through production-grade cloud service
- Quantum supremacy paper under peer review

GROWING COMMERCIAL ADOPTION:

- 1st commercial Quantum Computing company
- 30+ proven business use cases
- Initial applications moving into production

HIGH-VALUE CONSULTATIVE SERVICES:

- 20+ successful POC engagements in 18 months
- Advisory services to aid in production deployment

INDUSTRY PERSPECTIVE:

"We believe that today's quantum technology can play a key role in ensuring optimal and efficient construction and operation of buildings and are eager to use D-Wave's quantum solutions in support of that effort." - *Dr. Reinhard Schlemmer, Member of the Board of VINCI Energies*

MARKET LEADER

advantage	Leap	Ocean	Launch
Quantum Annealing Fifth generation system 5000+ qubits	Real-Time Quantum Cloud Quantum hybrid solvers 99% up-time	Open-Source Python Tools Easily configurable Simplifies use of QC & HSS	Customer PS On-Ramp From application eval to production deployment

STRONG CUSTOMER BASE

mastercard, NEC, BASF, Deloitte., VINCI Energies, Davidson, IPG, Pattison Food Group, accenture, ArcelorMittal, LOCKHEED MARTIN, Johnson & Johnson, Bank of Canada / Banque du Canada, BBVA, Unisys, DENSO, CaixaBank

THOUGHT & TECHNICAL LEADERSHIP

240+ U.S. granted patents 100+ Pending worldwide 60+% Annealing AND Gate	Top three quantum patent portfolio globally *(Source: GlobalData)*	43 PhDs	Over 240 scientific papers published

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D-Wave

D-Wave Quantum's mission is to answer all the demands by delivering production-grade solutions that support enterprise customer needs. Because D-Wave Quantum's quantum annealer is specifically built for solving optimization problems, some may argue that the quantum annealer is limited in the type of problem that it can be used to solve. However, optimization problems are one of the most prevalent problems found in all industries. Hence, D-Wave Quantum's technology provides an access point for all end users that are interested in using quantum computing to gain business value both today and into the future. —Heather West, IDC Link “D-Wave Quantum: Optimizing the Customer Experience”, June 17, 2024 COPYRIGHT © D-WAVE 4

ACCELERATED QUANTUM AI EFFORTS WITH EXTENDED PRODUCT ROADMAP AND EXPANDED ZAPATA AI AGREEMENT COPYRIGHT © D-WAVE 5 Quantum AI product roadmap extends D-Wave’s Leap quantum cloud service to include AI and ML Quantum distributions for generative AI Restricted Boltzmann Machine (RBM) architectures GPU integration with the Leap quantum cloud service DEVELOPMENT FOCUS AREAS Jülich Supercomputing Centre: ML tool to predict protein-DNA binding with greater accuracy TRIUMF: quantum speed-up for simulating high-energy particle- calorimeter interactions Honda Innovation Lab and Tohoku University: generating highly accurate samples on D- Wave’s quantum computers for training RBMs CUSTOMER USE CASES Announced expansion of commercial partnership with Zapata AI Designed to accelerate development and delivery of integrated quantum and generative AI solutions in D-Wave’s Leap cloud platform STRATEGIC PARTNERSHIPS

2nd US-BASED ADVANTAGE QUANTUM COMPUTER COMING TO DAVIDSON TECHNOLOGIES’ ALABAMA HQ We announced the forthcoming placement of a SECOND US-BASED D-WAVE ADVANTAGE QUANTUM COMPUTER. This system will be the fourth production quantum computer in D-Wave’s Leap quantum cloud service Located at Davidson Technologies’ new global headquarters in Huntsville, AL, the system will eventually be housed in a secure facility DEVELOPED TO RUN SENSITIVE APPLICATIONS using D-Wave’s quantum computing technology This marks an advancement of the D-Wave/Davidson partnership’s efforts to DRIVE QUANTUM COMPUTING ADOPTION AMONG GOVERNMENT AGENCIES, especially in the area of national security COPYRIGHT © D-WAVE 6

NEARING COMPLETION OF CALIBRATION FOR 4800+ ADVANTAGE2 PROCESSOR Nearing completion of CALIBRATING A 4800+ QUBIT ADVANTAGE2 PROCESSOR as the next milestone on the path toward the 7000+ qubit Advantage2 product This comes on the heels of launching the 1,200+ qubit Advantage2 prototype and making it accessible in D-Wave’s Leap quantum cloud service earlier this year Advantage2 is expected to fuel customer success with: Z12 4800 qubits COPYRIGHT © D-WAVE 7 GREATER COHERENCE Doubled to drive faster time-to-solution GREATER CONNECTIVITY 20-way connectivity to enable solutions to larger problems INCREASED ENERGY SCALE Increased by 40% to deliver higher-quality solutions

INTRODUCED NEW HYBRID SOLVER FOR NONLINEAR PROGRAMS Nonlinear hybrid solver performance on ‘Traveling Salesperson Problem’ New hybrid quantum solver excels at NONLINEAR RELATIONSHIPS between variables It is able to TACKLE PREVIOUSLY INTRACTABLE PROBLEMS in logistics, routing, and scheduling It supports up to TWO MILLION VARIABLES AND CONSTRAINTS, with a tenfold increase in problem size capacity over other D-Wave solvers for certain applications COPYRIGHT © D-WAVE 8

ONGOING DEVELOPMENT OF NEW CONTROL PROTOCOLS

FAST ANNEAL: Introduced in April, this feature helps users perform quantum computations at unprecedented speeds, reducing impact of external disturbances that can hinder quantum calculations. Customers have submitted **2.5 million problems** using this feature

CYCLIC ANNEALING: Research and development of cyclic and iterative annealing protocols underway to potentially extend coherent regime across multiple cycles, which could provide same performance benefit that would result from much longer coherence times

BELL'S INEQUALITY VIOLATION: These novel QPU controls enable us to produce targeted qubit excitations and analyze and read out qubit state in an arbitrary basis midway through annealing, allowing us to explore both digital and analog quantum computing protocols in same processing fabric and potentially opening new application opportunities, such as richer quantum distributions for generative AI architectures



QUBIT 1
spin basis
superposition basis
probability
QUBIT 2
spin basis
superposition basis
probability
delay (ns)

Measured quantum dynamics of two coupled spins in annealing QC processor

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NEW CUSTOMER HYBRID-QUANTUM APPLICATIONS Developed quantum optimization application to generate a dynamic build-list sequencing schedule that maximizes vehicle production for the body shop; solution able to schedule 1,000 vehicles per run in under 5 minutes, compared to 30 minutes using current process Exploring vehicle routing quantum optimization application to route trucks from 50 depots to a network of 17,000 parcel shops throughout Germany; project aims to understand quantum’s ability to better optimize these routes in terms of time, distance and CO2 emissions COPYRIGHT © D-WAVE 10

QUBITS ANNUAL USER CONFERENCE SPOTLIGHTS “SUCCESS, POWERED BY QUANTUM” Held our TENTH QUBITS QUANTUM COMPUTING CONFERENCE in June 2024, with more than 600 attendees representing 452 organizations from 50 countries participating live or virtually Themed “Success, Powered by Quantum,” conference showcased D-Wave’s latest product and scientific innovations as well as real-world customer applications which spanned retail, logistics, financial services, life sciences and more Customers including Artificial Brain, Davidson Technologies, Ford Otosan, Los Alamos National Lab, Pattison Food Group, POLARISqb, QuantumBasel, SavantX and Zapata AI joined us in Boston to share their stories of quantum-powered success COPYRIGHT © D-WAVE 11

GROWING GOVERNMENT INTEREST IN ANNEALING QUANTUM COMPUTING UPTICK IN D-WAVE INTEREST FROM MA JOR GOVERNMENT ORGANIZATIONS and companies that service the public sector, to build applications that showcase how quantum computing can address critical public sector and national security activities. Policy makers continue to EXPAND GOVERNMENT PROGRAMS TO ENCOMPASS NEAR-TERM APPLICATIONS AS WELL AS SUPPORT FOR QUANTUM ANNEALING AND QUANTUM-CLASSICAL technologies. Congress is beginning to move policy that supports establishing testbed programs to EXPLORE THE INTERSECTION OF AI WITH OTHER EMERGING TECHNOLOGIES LIKE QUANTUM COMPUTING. COPYRIGHT © D-WAVE 12

DOUBLE-DIGIT ENROLLMENT IN TRAINING REFLECTS PUSH FOR QUANTUM-READY WORKFORCE Experienced DOUBLE-DIGIT ENROLLMENT GROWTH FOR OUR QUANTUM TRAINING COURSES in the first six months of 2024, compared to the same period in 2023 Enrollment in the “Quantum Programming Core” course increased by 53%, and all total enrollments (“Core” + “Foundations for Quantum Programming”) increased by 85% This underscores a BURGEONING GLOBAL MOVEMENT TO TRAIN WORKERS to keep pace with the rapidly increasing adoption of quantum computing COPYRIGHT © D-WAVE 13

ADDITION TO RUSSELL 3000 INDEX INCREASES D-WAVE AWARENESS WITH GLOBAL INVESTOR COMMUNITY D-WAVE HAS JOINED THE BROAD-MARKET RUSSELL 3000 INDEX Russell indices are used by investment managers and institutional investors for index funds and as benchmarks for active investment strategies Our inclusion will greatly increase visibility among global investor community for the innovative quantum solutions we are bringing to market COPYRIGHT © D-WAVE 14

2024 Q2 FINANCIAL UPDATE GROWTH IN BOOKINGS, REVENUE, GROSS PROFIT, NUMBER OF CUSTOMERS, COMMERCIAL REVENUE AND CASH $6.7M $- $10 $20 $30 $40 $50 Q2 2023 Q2 2024 M IL LI O N S Cash Position (3) $40.9M $7.5M (3) As of June 30, 2024 there was $61.8M in remaining availability under the ELOC commitment through October 2025 (subject to a $1.00 minimum stock price), and $90.7M in remaining availability under the ATM (2) “Bookings” is an operating metric that is defined as customer orders received that are expected to generate net revenues in the future. We present the operational metric of Bookings because it reflects customers' demand for our products and services and to assist readers in analyzing our potential performance in future periods. $- $1 $2 $3 Q2 2023 Q2 2024 M IL LI O N S YoY Quarterly (1) $2.5M $2.7M (1) Ninth consecutive quarter of YOY growth in bookings YoY Quarterly Bookings(1) (2) $- $1 $2 $3 Q2 2023 Q2 2024 M IL LI O N S - $1.7M $2.2M YoY Quarterly Revenue $- $1 $2 Q2 2023 Q2 2024 M IL LI O N S $0.7M $1.4M YoY Gross Profit & Margin 41.3% GPM 63.6% GPM 0 50 100 150 Prior LTM Most recent LTM 114 Number of Customers 130 70 Commercial Customers including 22 Forbes Global 2000 77 Commercial Customers including 26 Forbes Global 2000 $- $2 $4 $6 Prior LTM Most recent LTM M IL LI O N S 65.9% Commercial Revenue as a % of Total Revenue 66.7% Commercial Revenue as a % of Total Revenue $4.9M Commercial Revenue $6.7M COPYRIGHT © D-WAVE 15

QUANTUM COPYRIGHT © D-WAVE 16